Material Accounting Judgments and Key Sources of Estimation Uncertainty	12 Months Ended
Dec. 31, 2024
Text block [abstract]
Material Accounting Judgments and Key Sources of Estimation Uncertainty
5.	MATERIAL ACCOUNTING JUDGMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY
In the application of the Group’s accounting policies, management is required to make judgments, estimates and assumptions on the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and underlying assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the year in which the estimates are revised if the revisions affect only that year or in the year of the revisions and future years if the revisions affect both current and future years.
Impairment of goodwill
Determining whether goodwill is impaired requires an estimation of the value in use of the cash-generating units to which goodwill has been allocated. The calculation of the value in use requires management to estimate the future cash flows expected to be generated from the cash-generating units and a suitable discount rate in order to calculate the present value. Where the change in facts and circumstances results in downward revision of actual future cash flows or upward revision of discount rates, a material impairment loss may arise.